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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                                 JUNE 15, 1999
                   ------------------------------------------
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                            STARWOOD FINANCIAL TRUST
                -----------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

             MARYLAND                            1-10150                            95-6881527
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
     (State of Organization)             (Commission File Number)       (IRS Employer Identification No.)
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                          1114 AVENUE OF THE AMERICAS
                                  27(TH) FLOOR
                               NEW YORK, NY 10036
         (Address of Registrant's Principal Executive Office)(Zip Code)

                                 (212) 930-9400
                 ----------------------------------------------
              (Registrant's telephone number, including area code)

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ITEM 5. OTHER EVENTS.

    On June 16, 1999, Starwood Financial Trust ("Starwood Financial") announced that it entered into an Agreement and Plan of Merger (the "Merger Agreement"), dated as of June 15, 1999, with TriNet Corporate Realty Trust, Inc. ("TriNet"), pursuant to which TriNet will merge with and into a subsidiary of Starwood
Financial, with TriNet surviving as a subsidiary of Starwood Financial (the
"Merger"). Following the Merger, Starwood Financial will continue to qualify as a real estate investment trust for federal income tax purposes.

    In the Merger, each issued and outstanding share of common stock of TriNet will be exchanged for 1.15 shares of beneficial interest of Starwood Financial;
each issued and outstanding share of 9 3/8% Series A Cumulative Redeemable
Preferred Stock of TriNet will be converted into one 9 3/8% Series B Cumulative
Redeemable Preferred Share of Starwood Financial; each issued and outstanding share of 9.2% Series B Cumulative Redeemable Preferred Stock of TriNet will be converted into one 9.2% Series C Cumulative Redeemable Preferred Share of
Starwood Financial; and each issued and outstanding share of 8% Series C
Cumulative Redeemable Preferred Share of TriNet will be converted into one 8%
Series D Cumulative Redeemable Preferred Share of Starwood Financial. The Merger is expected to close in the third or fourth quarter of 1999, subject to receipt of approval by the TriNet shareholders and satisfaction of customary closing conditions.

    Contemporaneously with the consummation of the Merger, Starwood Financial will acquire all of the outstanding ownership interests in Starwood Financial
Advisors, LLC, Starwood Financial's external advisor, in exchange for aggregate consideration of four million common shares of beneficial interest of Starwood
Financial (the "Advisor Transaction"). This transaction will be accomplished principally through a merger of the advisor's controlling shareholder with and into a subsidiary of Starwood Financial. The closings of the Merger and the Advisor Transaction are conditions to each other.

    Prior to the consummation of the Merger and the Advisor Transaction, Starwood Financial intends to change its form from a Maryland trust to a Maryland corporation through a merger with a wholly-owned subsidiary of Starwood
Financial formed solely to effect such merger (the "Incorporation Merger"). In the Incorporation Merger, the Class B shares of beneficial interest of Starwood
Financial will be converted into shares of common stock on a 49-for-one basis and the Class A shares of beneficial interest of Starwood Financial will be converted into shares of common stock on a one-for-one basis.

    The Merger Agreement provides that, following completion of the Incorporation Merger but prior to the effective time of the Merger with TriNet, Starwood Financial intends to pay a special dividend of an aggregate of one million shares of common stock pro rata to all holders of its common stock.

    Starwood Financial's principal shareholders, who together represent approximately 99% of the outstanding voting power of Starwood Financial, have entered into agreements with TriNet, pursuant to which, among other things, those holders have granted to TriNet irrevocable proxies to vote their shares in favor of the Merger, and against any proposal which would compete with the Merger. Those Shareholders have also agreed to vote all of their Starwood
Financial shares in favor of the Advisor Transaction and the Incorporation
Merger. TriNet has agreed with Starwood Financial that if the Merger Agreement is terminated under certain circumstances, TriNet will pay Starwood Financial certain fees and expenses. Starwood Financial has agreed with TriNet that if the Merger Agreement is terminated under certain other circumstances, Starwood
Financial will pay TriNet certain fees and expenses.

    A copy of the Starwood Financial press release announcing the transactions is attached hereto as Exhibit 99.1.

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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

    FINANCIAL STATEMENTS.

    None.

    PRO FORMA FINANCIAL INFORMATION.

    None.

EXHIBIT NO.  EXHIBIT
-----------  -----------------------------------------------------------------------------------------------------
       10.1  Agreement and Plan of Merger, dated as of June 15, 1999, by and between Starwood Financial Trust, ST
             Merger Sub, Inc., and TriNet Corporate Realty Trust, Inc.

       10.2  Agreement and Plan of Merger, dated as of June 15, 1999, by and between Starwood Financial Trust,
             Starwood Financial, Inc. and TriNet Corporate Realty Trust, Inc.

       10.3  Agreement and Plan of Merger and Interest Contribution Agreement, dated as of June 15, 1999, by and between Starwood Financial Trust, STW Holdings I, Inc., Starwood Financial Capital Group, L.L.C.,
             TriNet Corporate Realty Trust, Inc. and the stockholders named therein.

       99.1  Press Release, dated June 16, 1999.

       99.2  Presentation to Analysts and Investors.

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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                STARWOOD FINANCIAL TRUST

                                By:             /s/ SPENCER B. HABER
                                     -----------------------------------------
                                               Name: Spencer B. Haber
                                           Title: CHIEF FINANCIAL OFFICER

Date: June 21, 1999

                                       4
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                                 EXHIBIT INDEX

EXHIBIT NO.    EXHIBIT
-------------  ------------------------------------------------------------------------------------------------------

       10.1    Agreement and Plan of Merger, dated as of June 15, 1999, by and between Starwood Financial Trust, ST
               Merger Sub, Inc., and TriNet Corporate Realty Trust, Inc.

       10.2    Agreement and Plan of Merger, dated as of June 15, 1999, by and between Starwood Financial Trust,
               Starwood Financial, Inc. and TriNet Corporate Realty Trust.

       10.3    Agreement and Plan of Merger and Interest Contribution Agreement, dated as of June 15, 1999, by and between STW Holdings I, Inc., Starwood Financial Capital Group, L.L.C. TriNet Corporate Realty Trust
               and the stockholders named therein.

       99.1    Press Release, dated June 16, 1999.

       99.2    Presentation to Analysts and Investors.
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